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                                                                Exhibit 10.13


                                LEASE AGREEMENT


     THIS LEASE AGREEMENT (the "Lease"), made as of the 29th day of February, 1996, by and between CONFEDERATION LIFE INSURANCE COMPANY (U.S.) IN REHABILITATION, a rehabilitation estate created pursuant to the laws of the State of Michigan, (the "Landlord"), and STRAYER COLLEGE, INC., a Maryland Corporation (the "Tenant").

                                   WITNESSETH

1. PREMISES: In consideration of the rent hereinafter reserved and of the covenants hereinafter contained, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the warehouse bay having an address of 8382 Terminal Road, Bays D-G, Newington, Virginia in the Newington Business Center which space is hereinafter referred to as the "Premises".

2. LEASE TERM:

   (A) The term of this Lease shall commence on the date hereof and shall end three (3) years and zero (0) months after the Rent Commencement Date. The "Rent Commencement Date" shall be the 1st day of March 1996, provided, the Landlord has completed construction of the Premises and installation of the Tenant fit-up specifications listed on Exhibit B, entitled "Description of Work to be Performed by Landlord", attached hereto and the Premises are tendered in writing to Tenant for occupancy on or before March 1, 1996. Should the Premises be tendered to Tenant for occupancy on a date later than March 1, 1996 the Rent Commencement Date shall be deemed to be the date Tenant actually opens for business in the Premises or the date which is thirty (30) days after the Landlord makes written tender of the Premises to the Tenant, whichever be earlier.

   (B) At any time prior to the delivery of possession of the Premises as aforesaid, the Tenant, his agents, servants or employees shall have the right to come on the Premises for the purpose of taking measurements therein, but for no other purpose, provided, however, that such entry shall not unreasonably interfere with or obstruct the progress of the work being done by the Landlord. Tenant agrees that upon receiving possession of the Premises from the Landlord, as aforesaid, it will with due diligence proceed to install such fixtures and equipment and perform such other work as shall be necessary or appropriate in order to prepare the Premises for the opening of business, including, but not limited to, the work described in the attached Exhibit C, entitled "Description of Work to be Performed by Tenant". In the event the Tenant does not commence the operation of its business within ninety (90) days after receiving possession of the Premises from the Landlord, the Landlord, in addition to any other remedy hereunder, shall have


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the option of terminating this Lease by giving the Tenant written notice of such termination, whereupon this Lease shall be terminated.

3. MINIMUM RENT: Tenant agrees to pay during the term hereof a minimum annual rent of Seventy Nine Thousand Six Hundred Fifteen Dollars and Twenty Cents ($ 79,6l5.20), payable without diminution, counterclaim, deduction, set-off, or demand, in equal monthly installments of Six Thousand Six Hundred Thirty Four Dollars and Sixty Cents ($ 6,634.60), the first installment payable on the execution of this Lease and the remaining installments payable in advance on the first day of each calendar month during the term of this Lease. Notwithstanding the foregoing, if the term shall commence on a day other than the first day of the calendar month, the first installment of rent shall be prorated to take into account the number of days from the term commencement date to the end of such calendar month, and the final installment of rent shall be prorated to take into account the number of days from the first day of the last calendar month of the term to the termination date. All rent and other payments due hereunder from Tenant to Landlord shall be made payable to CONFEDERATION LIFE INSURANCE COMPANY (U.S.) IN REHABILITATION, and mailed to Zuckerman Kronstadt, Inc., 7316 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814 or to such other person and place as Landlord may hereafter designate in writing. If any installment of rent accruing hereunder or any other sums payable hereunder shall not be paid within five (5) days after the due date, the rental and such other sums due shall, without affecting any of Landlord's other rights under this Lease, be increased by a late rental charge of 5%, or $75.00 whichever is greater, per month until paid, time being of the essence of this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent herein stipulated shall be deemed to be other than on account of the earlier stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check for payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

4. DEFINITIONS: The following definitions shall apply as to the terms used in this Lease:

   A. The term "Real Estate Taxes" means all state, county and city taxes, rates and assessments, general and special, levied or imposed with respect to the Premises and/or "Building" and "Land" (hereinafter defined). If the present system of real estate taxes is changed and a new tax or levy is added to or substituted therefore, then such new tax or levy shall be included in the term "Real Estate Taxes". Should any governmental taxing authority levy, assess or impose a tax, excise and/or assessment, however described (other than an income or franchise tax), upon, against, on account of or measured by, in whole or in part, the rent expressly reserved hereunder, or upon the rent expressly reserved under any other


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leases or leasehold interest in the Landlord or Building, as a substitute (in whole or in part) or in addition to any existing Real Estate Taxes, such tax or excise on rents shall be included within the term "Real Estate Taxes".

     B. The term "Tax Year" means the period from January 1 of any calendar year through December 31 of the same calendar year, unless a different tax year is adopted for Real Estate Taxes by any taxing authority, in which event the term "Tax Year" shall mean the tax year so adopted.

     C. The term "Building" means (collectively in the singular) the buildings, and all other improvements located at 8382 & 8384 Terminal Road, Newington, Fairfax County, Virginia, and known as the Newington Business Center I.

     D. The term "Land" means the land underlying the Building (including all parking and common areas) for which Landlord is or may become responsible to pay Real Estate Taxes.

     E. The term "Lease Year" shall mean the successive l2-month periods during the term of this Lease, each period commencing on the first day of the calendar month in which the rent commencement date of this Lease falls.

     F. The term "Minimum Rent" means the rental set forth in Paragraph 3 of this Lease, as adjusted from time to time in accordance with Paragraph 5 below.

5. RENT ADJUSTMENT: Effective each and every Lease Year after the first Lease Year, the monthly Minimum Rent shall be increased by the rate of 3% of the Minimum Rent paid by the tenant during the year preceding each annual increase. For example, if the Minimum Rent for the preceding Lease Year was $1,000 then the Minimum Rent for the current (Lease Year shall be increased to $1,030.

6.   TAXES:

     A. Landlord shall, in the first instance, be obligated to pay all Real Estate Taxes. Tenant shall reimburse Landlord, in the manner provided in subsection (b) of this Paragraph 6, as additional rent and in addition to Minimum Rent and all other payments provided for herein, that portion of the Real Estate Taxes equal to the product obtained by multiplying such Real Estate Taxes by "Tenant's Percentage Share" as set forth in the next sentence. The term "Tenant's Percentage Share", for all purposes of this Lease, is hereby defined to be that percentage representing the proportion that the total gross rentable square feet contained within the Premises bears to the total gross square feet within the Building. Changes in gross rentable square feet shall result in corresponding pro rata adjustments in Tenant's Percentage Share.

     B. Tenant covenants and agrees to deposit monthly at the same time and place as the payment of Minimum Rent, an amount equal to one-twelfth (1/12th) of


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the actual or Landlord's estimate of Tenant's Percentage Share of the annual
Real Estate Taxes. The first such installment shall be due on the rent commencement date. Any overpayment of Tenant's Percentage Share of the Real Estate Taxes for any Tax Year shall be credited to rent thereafter due and payable (or refunded to Tenant if the term of this Lease has expired) and on the due date of Real Estate Taxes any balance of Tenant's Percentage Share not covered by the accumulation of monthly deposits shall be paid by Tenant within fifteen (15) days after Landlord's written demand. Landlord shall provide Tenant with a statement of reconciliation of Tenant's payment of Real Estate Taxes against actual taxes within ninety (90) days following the end of the Building's fiscal year. Landlord shall not be required to keep said escrow deposits separate from its general accounts and any interest earned on said escrow deposits shall be and remain the property of Landlord.

     C. Reasonable expenses, including attorney's fees, expert witness fees and similar costs, incurred by Landlord in obtaining or attempting to obtain a reduction of any Real Estate Taxes shall be added to and included in the amount of any such Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall nevertheless be included for purposes of the computation of the liability of Tenant under the above paragraph, provided, however, that in the event that Tenant shall have paid any amount of increased rent pursuant to this paragraph 6 and the Landlord shall thereafter receive a refund of any portion of any Real Estate Taxes on which such payment shall have been based, Landlord shall pay to Tenant the appropriate portion of such refund. Landlord shall have no obligation to contest, object or litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion to abandon any contest with respect to the amount of any Real Estate Taxes without consent or approval of the Tenant.

     D. If the termination date of this Lease shall not coincide with the end of a Tax Year, then in computing the amount payable under this Paragraph 6 for the period between (the commencement of the applicable Tax Year in question and the termination date of this Lease, Tenant's Percentage Share of the Real Estate Taxes for the applicable Tax Year shall be equitably apportioned (on a per diem basis) so that Tenant shall pay only for such portion of such Tax Year occurring during the term of this Lease. Tenant's obligation to pay Real Estate Taxes under this Paragraph 6 for the final period of this Lease shall survive the expiration and/or termination of the term of this Lease.

7.   MAINTENANCE OF COMMON AREAS AND FACILITIES:

     A. All facilities furnished by the Landlord and designated for general use, in common, with occupants and tenants of the Building, including but not limited to parking areas, roads, sidewalks, loading platforms, canopies, washrooms, shelters, ramps, grounds and landscaped areas, and other facilities shall at all times be subject to the exclusive control and management of the Landlord, and the Landlord

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shall have the right from time to time to change the area level, location and arrangement of such parking areas; and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities.

     B. Tenant shall at its own expense clean and remove snow and ice from sidewalks immediately adjacent to the Premises.

     C. In each Lease Year the Tenant shall pay to the Landlord as additional rent hereunder Tenant's Percentage Share of Landlord's operating costs of the common areas and facilities (the "Common Area Costs"). For the purpose of this paragraph, the Tenant's proportionate share of such costs shall be the same percentage as his percentage share of Real Estate Taxes set forth hereinabove.

     D. For the purpose of this paragraph, Common Area Costs are defined as including all reasonable costs and expenses incurred by the Landlord in operating, repairing, maintaining and replacing such facilities, insuring such facilities, the Building and Landlord, including without limitation, landscaping; sanitary control; cleaning; lighting; snow and trash removal; painting; striping; fire protection, liability and property insurance; repairs; employee salaries; tax contributions; management fees equal to 4% of the gross rental income collected at the project and security protection.

     E. Tenant covenants and agrees to deposit monthly, at the same time and place as the payment of Minimum Rent, an amount equal to one-twelfth (1/12th) of the actual or Landlord's estimate of Tenant's percentage Share of the annual Common Area Costs. The first such installment shall be due on the rent commencement date. Actual annual Common Area Costs shall be computed on the basis of periods of twelve (12) consecutive calendar months as designated by Landlord. Within a reasonable time after the end of each such twelve (12) month period, Landlord will furnish Tenant a statement showing in reasonable detail the amount of Landlord's Common Area Costs for the preceding period. Any overpayment of Tenant's Percentage Share of Common Area Costs for the preceding twelve (12) month period shall be credited to rent thereafter due and payable (or refunded to Tenant if the term of this Lease has expired). Landlord shall provide Tenant with a statement of reconciliation of Tenant's payment of Common Area Costs against actual Common Area Costs within ninety (90) days following the end of the Building's fiscal year. Any balance of Tenant's Percentage Share not covered by the accumulation of monthly deposits shall be paid by Tenant within fifteen (l5) days after Landlord's written demand. Tenant's obligation to pay its Tenant's Percentage Share of Common Area Costs under this Paragraph 7 for all periods of this Lease shall survive the expiration and/or termination of the term of this Lease.

8. PUBLIC UTILITIES: In addition to all rentals herein specified, Tenant shall pay for all utilities, including but not limited to water, gas, and electricity used or

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consumed in or upon the premises, and all sewer charges as and when the charges therefore shall become due and payable. In the absence of separate metering devices, Landlord shall have the option of paying any of the public utilities or sewer charges directly and apportioning (at its cost) such charges among the tenants in accordance with the "Tenant's Percentage Share" (hereinabove defined) of each such tenant.

9. TRASH: Tenant shall keep the Premises clean, both inside and outside, and will remove all refuse from the Premises and from adjacent areas, all at its own expense. The Tenant will not burn any trash or garbage of any kind at the project, nor permit refuse, rubbish or garbage to accumulate or fire hazard to exist about the Premises. The Tenant shall arrange for and maintain a commercial type of trash container of adequate size and arrange for adequate, regular pickup of trash and garbage. The location of said trash container shall be designated by the Landlord. If the Premises are designated to keep trash indoors, no trash shall be stored outside the Premises. Alternatively, the Landlord at its sole option shall have the right to provide a trash container(s) for Tenant's use (including in common with the use by other tenants) at a location within the project selected by Landlord. In said event, Landlord shall arrange for adequate, regular pickup of trash and garbage and the Tenant shall pay monthly its pro rata share of all cost of trash removal.

10. SECURITY DEPOSITS: Tenant agrees to pay Landlord, at the signing of this Lease, Six Thousand Six Hundred Thirty Four Dollars and Sixty Cents ($ $6,634.60) as security for proper compliance with terms of this Lease. Said security deposit is to be reimbursed to Tenant, without interest, upon expiration of this Lease and when the Premises are properly vacated, provided no deductions are necessary due to damage to the Premises, or for any rent or other payment due and not paid, or in accordance with any provision of this Lease. Said security deposit may not be used as rent by Tenant. If the Lease provides for Tenant at its cost to repair, maintain and/or replace the heating, ventilating and air conditioning equipment which service the Premises, Tenant agrees that the return of the security deposit is furthermore conditioned upon Landlord's acceptance of the condition of this equipment at the expiration date of the Lease. Landlord shall inspect the Premises and reimburse Tenant within thirty (30) days after the Premises has been vacated and the keys returned to Landlord by Tenant. If the Minimum Rent stated herein or any other sum payable by Tenant to Landlord is overdue and unpaid, then Landlord may, at Landlord's option and without prejudice to any other remedy of Landlord, appropriate and apply the entire Security Deposit or so much as is necessary to compensate the Landlord for the amounts due Landlord arising from Tenant's failure to pay those amounts. Tenant shall forthwith upon demand by Landlord restore the Security Deposit to the original sum deposited.

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11. REPAIRS: The Tenant agrees to maintain the Premises in good repair during the term of this Lease, at its own expense, including the floors, walls, ceiling, interior or exterior doors, inside plumbing, all heating, ventilating, air conditioning and other equipment and fixtures installed by the Landlord. Tenant agrees that it will at its own expense repair, maintain and replace when necessary all equipment (including but not limited to heating and air conditioning, doors and/or door closures), fixtures, windows and floor coverings and that it will redecorate the Premises when necessary. Tenant agrees that it will have done at its own expense any work for or about the Premises resulting from or associated with Tenant's occupancy which may be required by law or regulation or lawful authority. Landlord agrees within a reasonable time after receipt of written notice from the Tenant to make all repairs reasonably necessary to the structural portion of the Premises and roof, including gutters and all downspouts, subject to Paragraph 16. The Tenant also agrees, at his own expense, to repair any damage to the common areas and facilities (defined in Paragraph 7) caused by the operation of its business or by the actions of its employees, agents or invitees on or about the Premises, the Building, Land or the common areas and facilities, including, without limitation, any damage to the parking areas caused by the operation (including without limitation, the driving, loading or unloading) of delivery vans, trucks, carts or vehicles of any sort servicing Tenant's business or the Premises. The Tenant also agrees at his own expense to keep in effect during the term of this Lease and any extension or renewal thereof a full service contract (preventative maintenance ) on the heating, ventilating and air conditioning equipment with a licensed contractor approved by Landlord, which approval shall not be unreasonably withheld. Tenant agrees to provide Landlord with a copy of this Maintenance contract upon request.

12. USE OF PREMISES: Tenant covenants (a) to use the Premises only for carrying on the purpose of business office, distribution space, and storage/ warehouse for equipment, records and furniture; (b) to employ at the Premises not more than one employee for each 150 square feet of the Premises; and (c) to permit Landlord to transmit heat, air conditioning and electric current through the Premises at all times at the discretion of Landlord, provided, however, that Landlord shall not exercise the right in such a way as to unreasonably inconvenience Tenant or interfere with Tenant's use of Premises. Tenant agrees that from and after the Rent Commencement Date Tenant shall conduct Tenant's business in the Premises in accordance with the terms of this Lease.

13.  TENANT'S AGREEMENTS: Tenant covenants and agrees:

     A. To pay to Landlord said Minimum Rent, additional and other rent amounts during the term and until possession of the Premises is redelivered to Landlord free and clear of Tenant's property and equipment, and delivered in broom clean condition.



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     B. To save Landlord harmless and indemnified from all loss, damage, liability or expense incurred, suffered or claimed by any person whomsoever by reason of Tenant's neglect or use of the Premises, Land or Building or of anything therein, or the common areas and facilities in or adjacent thereto; or of water, steam, electricity or other utility; or by reason of any injury, loss or damage to any person or property upon the Premises not caused by the willful acts or gross negligence of Landlord, its employees, agents, or independent contractors, and to be answerable for all nuisances caused or suffered on the Premises, or caused by Tenant in the Building, Land or common areas and facilities or on the approaches thereto.

     C. Not to strip or overload, damage or deface the Premises or hallways, stairways, elevator (if any), common areas and facilities or other approaches thereto, of the Building, or fixtures therein or used therewith, nor to permit any hole to be made in any of the same.

     D. Not to suffer or permit any trade or occupation to be carried on or use made of the Premises which shall be unlawful, noisy, offensive or injurious to any person or property or such as to increase the danger of fire or affect or make void or voidable any insurance on the Building, or which may render any increased or extra premium payable for such insurance, or which shall be contrary to any law or ordinance, rule or regulation, from time to time established by any public authority. Tenant expressly agrees to conform to all rules and regulations from time to time established by the Insurance Rating Bureau of the jurisdiction in which the Premises are located.

     E. To keep the Premises adequately heated to prevent freezing of water pipes and fixtures.

     F. Not to place upon the interior or exterior of the Building or any window or any part thereof or door of the Premises any placard, sign, lettering, window covering or drapes, except such and in such place and manner as shall have been first approved in writing by Landlord; to have installed at Tenant's expense a building standard sign, as determined by Landlord, for the entrance door to the Premises.

     G. That all automobile parking areas, driveways and other facilities furnished by Landlord including employee parking areas, pedestrian sidewalks and ramps, landscaped areas, exterior stairways and other common areas, facilities and improvements provided by Landlord for the general use in common of tenants, their agents, employees, invitees and customers shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right to restrict parking by tenants, their agents and employees to designated areas. Landlord shall have the right to tow or have towed any vehicle owned and/or operated by Tenant or its personnel which violates the parking covenants without



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written notice to the owner of such vehicle. Tenant and/or the owner of such vehicle shall be responsible for and agree to pay upon demand all towing and storage charges.

     H. Taking of parking spaces (in use by Tenant) under powers of eminent domain shall give Tenant the right to terminate this Lease.

     I. To conform to all rules or regulations of the Building as shown on Exhibit A hereof. Tenant further agrees to conform to all additional or different Building rules and regulations as may reasonably be established by Landlord from time to time, and provided Tenant receives written notice from Landlord of any modification to the rules and regulations.

     J. Not to bring into the Premises or the project where the Premises are located any hazardous, toxic, or infectious substance or material as defined by any federal, state, county or municipal law or ordinance. Tenant covenants and agrees that Tenant has sole responsibility and liability for the handling and disposal of any substance or material which is governed or controlled by any federal, state, county or municipal law or ordinance. Tenant accepts total responsibility for all legal and financial burdens arising out of a breach of this covenant, and Tenant further agrees and acknowledges the provisions of
Section 13.B. of this Lease shall apply in the event that Tenant breaches the covenant set forth in this Section 13.1.

14. LANDLORD'S RIGHT OF ACCESS: Landlord shall have the right to enter the Premises during usual business hours for the purpose of inspecting or making repairs to the Premises or Building. If the repairs necessitate the cutting of any carpeting belonging to Tenant, Landlord shall have no obligation to replace said carpeting but shall repair same. Landlord shall have the right to show the Premises to prospective tenants during the last six (6) months of the Lease term.

15. ALTERATIONS: Tenant will not paint the Premises or make or permit anyone to make any alterations in or additions to the Premises, nor will Tenant install any equipment of any kind that will require any alterations or additions to or the use of the water system, heating system, plumbing system, air conditioning system or electrical system, nor will Tenant install a television antenna or air conditioning units of any type on the roof, in the windows or upon the exterior of the Premises without the prior written consent of Landlord, which consent shall not unreasonably be withheld, conditioned or delayed. If any such alterations or additions are made without such consent, Landlord may correct or remove them, and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work. At the termination of this Lease all such alterations or improvements made to the Premises shall remain on the Premises and become the property of Landlord, unless Landlord directs that such alterations or improvements be removed, in which event Tenant shall restore the Premises to their original condition.


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16. DAMAGE TO BUILDING OR PREMISES: If the Premises are damaged or destroyed by fire or other casualty from any cause, so as to render the Premises unfit for use and occupancy, and such damage and destruction was without the fault or neglect of Tenant, its servants, employees, agents, visitors or licensees, then a just and proportionate part of the rent, in accordance with the nature and extent of the injury to Premises, shall be suspended or abated until the Premises have been repaired. Landlord will proceed at its expense, as expeditiously as practicable, to repair the damage, unless, because of the extent of the damage or destruction, Landlord should decide not to repair or restore the Premises or the Building, in which event and at Landlord's sole option, Landlord may terminate this Lease forthwith, by giving Tenant a written notice of its intention to terminate within ninety (90) days after the date of the casualty. Notwithstanding the foregoing, in case of fire or other casualty shall be caused by the carelessness, negligence or improper conduct of Tenant, its agents, servants, employees, visitors or licensees then, Tenant shall be liable for the full amount of rental during the period of restoration or until cancellation, and all required repairs shall be made at Tenant's expense. In no event shall Landlord be required to repair, restore or rebuild any portions of the Premises constituting a part of Tenant's leasehold improvements or other Tenant work, trade fixtures, equipment or personal property. No compensation or claim will be paid by Landlord, or diminution of rent allowed by Landlord, by reason of inconvenience, annoyance or injury to business arising from the necessity of repairing any other portion of the Building, however the necessity may occur.

17. HOLD HARMLESS; INSURANCE: (a) Tenant agrees that it will indemnify and save Landlord and its agent(s) harmless of and from any and all liabilities, damages, causes of action, suits, claims, judgments, costs and expenses of any kind (including reasonable attorneys' fees) (i) relating to or arising from the Tenant's possession, use, occupation, management, repair, maintenance or control of the Premises, or any portion thereof, or (ii) arising from or in connection with any act or omission of Tenant or Tenant's agents, employees or invitees, or (iii) resulting from any default, violation or nonperformance of this Lease by Tenant, or (iv) resulting from injury to person or property or loss of life sustained, unless caused by the willful acts or gross negligence of the Landlord, its employees, agents or independent contractors, in or about the Premises. To assure such indemnity, Tenant shall carry and keep in full force and effect at all times during the term of this Lease for the protection of Landlord, its agent(s) and Tenant herein, public liability insurance with limits of at least One Million Dollars ($1,000,000.00) for each accident and Five Hundred Thousand Dollars ($500,000.00) for each separate injury, and property damage insurance in the amount of One Hundred Thousand Dollars ($100,000.00), with a contractual liability or similar endorsement. Tenant certifies that Landlord and its agent(s) shall be maintained at all times as an additional named insured under such insurance policy. Such insurance policy shall contain a provision providing that same will not be cancelled or amended unless and until Landlord is provided with thirty (30) days prior written notice. In the


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event Tenant shall fail to maintain such policy of insurance then Landlord may, after three (3) days' written notice to Tenant, obtain such policy and pay the premium thereon and the amount so paid shall be added to the next installment of Minimum Rent. (b) It is understood and agreed that all personal property, goods, wares and merchandise in the Premises shall be and remain at the sole risk of Tenant or those claiming through Tenant, and Landlord shall not be liable for any damage to or loss of such personal property, goods, wares and merchandise arising from bursting, overflowing or leaking of the roof or of water, sewer or steam pipes, or from heating or plumbing fixtures, or from handling of the electrical wires or fixtures or from any other cause whatsoever, unless said damages are caused through the willful acts or gross negligence of Landlord, its employees, agents or independent contractors.
Tenant certifies that it has either obtained its own insurance coverage for losses to personal property of any kind which may be in or on the premises or has decided to self-insure for such losses.

18. SUBORDINATION: This Lease shall be subject to and subordinate at all times to the lien of any mortgages and/or deeds of trust and all land leases now or hereafter made on the Land or Building or Premises, and to all advances made or hereafter to be made thereunder. This subordination provision shall be self-operative and no further instrument of subordination shall be required, provided, however, that if requested by Landlord or the holder of any such mortgage or deed of trust, Tenant shall immediately execute, in recordable form, a subordination agreement evidencing and confirming such subordination.

19. ATTORNMENT: If any proceedings are commenced for the foreclosure of any mortgage or deed of trust encumbering the Land, Building or Premises, or if any deed in lieu of foreclosure is given in lieu thereof, Tenant agrees to attorn, in writing pursuant to an attornment agreement satisfactory to such purchaser, to the purchaser at the foreclosure sale, if requested to do so by such purchaser, and to recognize such purchaser as Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereinafter in effect, which may give or purport to give Tenant any right to terminate this Lease in the event such foreclosure proceeding is commenced and the Premises are sold pursuant to such proceeding. Tenant's obligation to attorn shall be conditioned upon the successor Landlord's agreement to assume all of the obligations of the Landlord pursuant to the Lease, first arising or accruing from and after the date on which such successor Landlord takes title to the Premises. In the event the purchaser at any such foreclosure sale shall so request Tenant to attorn to such purchaser, Tenant shall not be credited as against such purchaser with any Minimum Rent allocable to the period after the date of such foreclosure sale and paid more than thirty (30) days in advance of its due date.

20. SUBLETTING AND ASSIGNMENT: Tenant will not sublet the Premises or any part thereof or transfer possession or occupancy thereof or rent desk space therein to any person, firm or corporation or transfer or assign or encumber this

Lease without the prior written consent of Landlord, which consent shall not unreasonably be withheld, conditioned or delayed, nor shall any subletting or assignment thereof be effected by operation of law or otherwise without the prior written consent of Landlord. In the event Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord thirty
(30) days' written notice of Tenant's intention to do so. Within thirty (30) days after receipt of said notice, Landlord shall have the right to sublet the Premises from Tenant at the same rental stipulated herein. If Tenant's notice to Landlord states that Tenant desires to sublet or assign all of the Premises, Landlord shall have the additional right to terminate this Lease within such thirty (30) day period and thereafter to re-lease the Premises. Tenant shall have the right to assign or sublease the Premises to other affiliated entities engaged in college-related business activities and functions, including but not limited to, student loan processing and other functions involving document preparation and/or review relating to student records. Any sublease or assignment to other affiliated entities shall not be subject to Landlord's right to terminate this Lease. In the event Landlord has not exercised its right to either terminate this Lease or to sublet from Tenant as aforesaid, Tenant may sublet the Premises after first obtaining the written consent of Landlord, but, in any event, Landlord may for any reason withhold its consent to any assignment, subletting or transfer. Further, no such assignment or subletting nor the consent of Landlord thereto shall release, discharge or affect the liability of Tenant, as provided in this Lease, for the full term hereof. Any consent by Landlord to an assignment or subletting of this Lease shall not constitute a waiver of the necessity for such consent as to any subsequent assignment or subletting. If Tenant is a corporation, unincorporated association, partnership or limited liability company, and Tenant shall, without the prior written consent of Landlord, transfer, assign or hypothecate any stock or interest in such corporation, association, partnership or limited liability company so as a result in a change in the control thereof by the person, persons or entities owning a controlling interest therein as of the date of this Lease, then Landlord shall have the option to terminate this Lease at any time after actual notice of such change by giving Tenant at least sixty
(60) days prior written notice and, on the date fixed in such notice for termination of this Lease, this Lease shall expire and come to end with the same effect as if said date were originally set forth in this Lease for expiration of the term. The mere receipt by Landlord of rent from a party other than Tenant shall not be deemed actual notice of any change in control or ownership of Tenant. This provision shall not be applicable to the transfer of any stock or interest in such corporation, association or partnership to a member of the immediate family of any person(s) owning as of the date of this Lease a controlling interest therein (i.e., the spouse and direct lineal ancestor or descendant of such person or such person's spouse).

21. CONDEMNATION: This Lease shall terminate and the rental payable hereunder shall be abated upon and after the date of such termination in the event of the forcible leasing in excess of one year or condemnation of the Premises or any part thereof by any competent authority under the right of eminent domain for any public or quasi-public use or purpose which renders the balance of the Premises economically unsuitable. If the nature, location or extent of any proposed condemnation affecting the Building is such that Landlord elects in good faith to demolish all or substantially all of the Building, then Landlord may terminate this Lease by giving at least sixty (60) days' written notice of terminate to Tenant at any time after such condemnation, and this Lease shall terminate on the date specified in such notice. This provision to terminate shall also apply in the event of condemnation which affects the parking available to the Premises, and in use by Tenant, whether or not the Premises itself is affected by the condemnation. The forcible leasing by any competent authority of any portion of the Building other than the Premises shall have no effect whatever upon this Lease. In case of any taking or condemnation, whether or not the term of this Lease shall cease and terminate, the entire award shall be the property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in and to any such award. Tenant, however, shall be entitled to claim, prove and receive in the condemnation proceeding such awards as may be allowed for fixtures and other equipment installed by it, but only if such awards shall be made by the Court in addition to the award made by it to Landlord for the Land and Building or part thereof so taken.

22. QUIET ENJOYMENT: Landlord covenants that, upon payment of the rent herein provided, and the performance by Tenant of all covenants herein, Tenant shall have and hold the Premises free from any interference from Landlord, except as otherwise provided herein.

23. TENANT'S DEFAULT: Tenant shall be in default of this Lease upon the happening of any one of the following:

     A. Failure to pay the rent or any other sum required by the terms of this Lease within five (5) business days after the due date.

     B. The commencement of any action or proceeding for the dissolution of liquidation of Tenant, or for the appointment of a receiver or trustee of Tenant's property, and the failure to discharge any such action within thirty
(30) days.

     C. The making of any assignment for the benefit or creditors, or if Tenant is declared bankrupt and an action in bankruptcy is not dismissed within thirty
(30) days.

     D. Failure to comply with the rules and regulations of the Building.

     E. The abandonment of the premises by Tenant (unless the Tenant continues to pay rent and all other charges and abides by all other terms and conditions of the Lease).

     F. Failure to perform or observe any other term, covenant or condition of this Lease and the continuance therefor for twenty (20) days after written notice from Landlord. In addition to any other remedies contained herein the Landlord at his sole discretion may convert this Lease to a month-to-month lease if the Tenant has been in default for any rent or other amounts owed for over (30) days.

    Upon default, as hereinabove defined, Landlord, without notice to Tenant, may enter upon the Premises without terminating this Lease and do any acts which Landlord may reasonably deem necessary to cure such default, and Tenant agrees to pay Landlord any damage and/or expense incurred thereby. Furthermore, upon default Landlord may, on ten (10) days advance written notice to Tenant, terminate this Lease and, with or without legal process, take possession of the Premises and remove Tenant or any other occupant. Landlord shall be entitled to recover as damages from Tenant an amount equal to the balance of all rent due to the end of the Lease term, together with all legal and other expenses incurred, including the cost of reletting the Premises. Tenant shall be credited however, with any net amounts received by Landlord from the reletting of the Premises. It is expressly agreed that Landlord shall not be liable for any failure to relet the premises, the Landlord shall, however, make commercially reasonable efforts to relet the Premises through the commercial real estate brokerage community. No act of Landlord shall be considered an acceptance of a surrender of the Premises, unless in writing. Landlord may maintain real separate actions each month to recover the damages, without waiting to the end of the term of this Lease. Notwithstanding anything to the contrary set forth in this Section 23, Landlord shall also be entitled to exercise any and all additional rights and remedies provided at law or in equity as a result of any default by Tenant hereunder.

24. ATTORNEYS' FEES: In the event Landlord employs attorney(s) due to an alleged or actual violation of any term or provision of this Lease, Tenant shall pay such reasonable attorney(s) fees and all court costs, provided it is determined that Tenant is at fault or has defaulted under this Lease.

25. SURRENDER OF PREMISES: Upon the expiration or termination of this Lease, Tenant shall quit and surrender the Premises to Landlord broom clean and in good order, ordinary wear and tear excepted, and shall remove all of its property therefrom. The obligations of this Paragraph shall survive the termination of this Lease. In the event Tenant fails to remove furniture, trade fixtures or machinery from the Premises before the expiration of this Lease, it is agreed that Tenant is abandoning said furniture, trade fixtures and machinery and the same shall become the property of Landlord, who shall have the right to use, remove or dispose of same at Tenant's expense.

26. TENANT HOLDING OVER: If Tenant shall not immediately surrender possession of the Premises at the termination of this Lease, Tenant shall become a tenant from month-to-month, provided rent shall be paid to and accepted by Landlord in advance at twice the Minimum Rent payable hereunder just prior to the termination of this Lease; but unless and until Landlord shall accept such rental from Tenant, Landlord shall continue to be entitled to retake or recover possession of the Premises as hereinbefore provided in case of default on the part of Tenant, and Tenant shall be liable to Landlord for any loss or damage Landlord may sustain by reason of Tenant's failure to surrender possession of the Premises immediately upon the expiration of the term of this Lease. If Tenant shall fail to surrender possession of the Premises immediately upon the expiration of the term hereof, Tenant hereby agrees that all obligations of Tenant and all rights of Landlord applicable during the term of this Lease shall be equally applicable during such period of subsequent occupancy, whether or not a month-to-month tenancy shall have been created as aforesaid.

27. LANDLORD'S LIABILITY: In no event shall Landlord, including any successor assignee of all or any portion of Landlord's interest in the Building or Land, be personally liable or accountable with respect to any provision of this Lease. If Landlord shall be in breach or default with respect to any obligation hereunder or otherwise, Tenant agrees to look for satisfaction solely to the equity of Landlord in the Building and Land. The liability of Landlord, or other entity comprising Landlord, shall in no event exceed the amount of such equity and no other assets of Landlord (or any partners, stockholders or officers of Landlord) shall be subject to levy, execution or other procedures for satisfaction of Tenant's remedies. In the event Landlord transfers this Lease, other than as security for a mortgage, ground Lease or deed of trust, Landlord (and, in case of any subsequent transfers or conveyance, then grantor) shall, upon such transfer and acceptance by the transferee be relieved from all liability and obligations hereunder arising after such transfer, including any liability to Tenant for any security deposit under this Lease.

28. NOTICES: All notices, demands, requests, approvals, consents or other instruments required or desired to be given hereunder by either party to the other shall be personally delivered to sent by U.S. certified or registered mail, return receipt requested, first class postage prepaid, addressed as follows: If to Landlord: Confederation Life Insurance Company (U.S.) in rehabilitation, 260 Interstate North, Atlanta, GA 30339, ATTN: Director, Real Estate; with a copy to Zuckerman Kronstadt, Inc., Agent, 7316 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814. If to Tenant: at Strayer College, 4500 Plank Road, Suite 220, Fredericksburg, VA 22407, ATTN: Donald R. Anderson, with a copy to Strayer College, 3045 Columbia Pike, Arlington, VA 22204, ATTN: Ron
K. Bailey.

29   ESTOPPEL CERTIFICATES: Tenant agrees from time to time, within five (5)
business days of request from Landlord, to execute, acknowledge and deliver to Landlord, or to such other person(s) as Landlord may indicate, a statement in writing certifying that Tenant is in possession of the Premises and currently paying rent at the then-applicable Minimum Rent and that this Lease is in full force and effect, and containing such other information as may be required.

30. SUCCESSORS AND ASSIGNS: This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon landlord, its successors and assigns, and shall inure to the benefit of and be binding upon Tenant, its heirs, distributees, personal representatives, successors and assigns, provided that as to the assigns of Tenant, the benefits shall inure to such assigns only if the assignment has been consented to in writing by Landlord.

31. ENTIRE AGREEMENT: This Lease contains the entire agreement of the parties in regard to the Premises. There are no oral agreements existing between them.

32. WAIVER OF JURY TRIAL: Tenant hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either Landlord or Tenant against the other or any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant and/or Tenant's use or occupancy of the Premises. Should Tenant disregard its agreement to waive all rights to a jury trial, Landlord may terminate this Lease on ten (10) days advance written notice to Tenant and the Landlord's measure of damages shall be the same as described in paragraph 23, hereof. In the event that Landlord does not terminate this Lease as described in the preceding sentence Tenant shall immediately deposit with an escrow agent designated by the Landlord all amounts of rent claimed by the Landlord to be accrued and unpaid, and any further amounts as they become due as claimed by the Landlord during the pendency of the action. Should Tenant fail to make such payments as they become due, the Tenant agrees that the Circuit Court, upon motion of the Landlord and notification by the escrow agent of the status of the account, shall give judgment in favor of the Landlord and issue a warrant for possession, and Tenant hereby consents to the entry of said judgment and issuance of warrant of restitution. All monies shall be held by the escrow agent until final disposition of the action, and shall be distributed in the manner which best effects any judgment rendered by the Court. Should Tenant disregard this agreement to deposit monies with an escrow agent, the Landlord may terminate this Lease on ten (10) days advance written notice to the Tenant, and the Landlord's measure of damages shall be the same as described in paragraph 23.

33. OTHER PROVISIONS: This Lease shall be construed and governed by the laws of the Commonwealth of Virginia. Except as specifically provided for herein, Tenant agrees to accept the Premises in its "as is" condition. Tenant agrees at its own expense to obtain a Certificate of Occupancy and any other permits and licenses needed for Tenant's operation at the use and occupancy of the Premises and to validly maintain same during the term of this Lease. No waiver of any breach of any covenant, condition or agreement contained herein shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

                           [SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first above written.





WITNESS:                           LANDLORD:
                                   CONFEDERATION LIFE INSURANCE
                                   COMPANY (U.S.) IN REHABILITATION,
                                   a rehabilitation estate created pursuant to the laws of the State of Michigan



/s/ JANET D. MCGAN                 By: /s/ P. CONRAD NELSON
-----------------------                ------------------------------
                                       Name:  P. Conrad Nelson
                                       Title: Manager, Real Estate


                                   By: /s/ JOSEPH S. WRAY, III
-----------------------                -----------------------------
                                       Name:  Joseph S. Wray, III
                                       Title: Director, Real Estate


                                       (CORPORATE SEAL)


WITNESS:                           TENANT:  STRAYER COLLEGE, INC.,
                                            a Maryland Corporation


/s/ J. EIGHNEY-CABATER             By: /s/ RON K. BAILEY            (SEAL)
-----------------------                ----------------------------
                                       Ron K. Bailey, President

                                LIST OF EXHIBITS



ADDENDUM
EXHIBIT A             SITE PLAN
EXHIBIT B             DESCRIPTION OF WORK TO BE PERFORMED BY LANDLORD
EXHIBIT C             DESCRIPTION OF WORK TO BE PERFORMED BY TENANT
EXHIBIT D             RULES AND REGULATIONS

                                   ADDENDUM I


This Addendum to Lease dated 2/29/96, made this 29th day of February, 1996 by and between CONFEDERATION LIFE INSURANCE COMPANY (U.S.) REHABILITATION, a rehabilitation estate created pursuant to the laws of the state of Michigan, (the "Landlord"), and STRAYER COLLEGE, INC., a Maryland Corporation (the "Tenant").

SECTION I. PREMISES: Landlord and Tenant agree that the demised premises as herein defined contain approximately Sixteen Thousand Two Hundred Forty Eight (16,248) rentable square feet of space.

SECTION 2. LEASE TERM: OPTION: A-1. Subject to the satisfaction of the conditions precedent set forth in Section A-2 below, Tenant shall have the right at its option, to extend the term of this Lease for one (1) successive, additional period ["Extension Period"] of two (2) years. Such extension option shall be exercisable by Tenant giving written notice to Landlord of the exercise of such option only during the three-month period that is at least six
(6) months, but no more than nine (9) months, prior to the expiration of the then-current term of this Lease; and, upon the exercise of such extension option, the expiration date of the term of this Lease shall automatically be extended for the length of time of such Extension Period. Such Extension Period shall be upon the same terms, covenants and conditions as set forth in the Lease with respect to the initial term, with the exception that the "minimum rent" for the first Lease Year of such Extension Period shall be the then market rental value of the demised premises as reasonably established by Landlord. With respect to such extension option, in the event that (i) Tenant shall fail to exercise the same strictly within the time period and in the manner set forth above, and/or (ii) at the time hereinabove specified for the exercise of such option, all of the conditions precedent set forth in Section A-2 below shall not have been satisfied, then such extension option shall automatically expire and be absolutely void and of no force or effect.

     A-2. The extension option granted to Tenant in Section A-I above shall be void and of no force and effect unless, at the time above-specified for exercising such option and upon the expiration of the original term of this Lease, each and every one of the following conditions precedent shall have been fully satisfied:

     (1) This Lease shall be in full force and effect;

     (2) The original Tenant named in this Lease or any permitted assignee or sub- tenant in accordance with the Lease shall be in possession of the premises and shall be regularly conducting its normal business operation therein; and

     (3) Tenant shall not be in default in the performance or observance of any of the terms, provision, covenants and conditions of the Lease.

     A-3. Notwithstanding any other provision of the Lease, in the event the term of the Lease is extended pursuant to the exercise by Tenant of any extension option or options hereinabove granted, then, with respect to such Extension Period, the annual minimum rent (and the monthly installments thereof) for each Lease Year following the first Lease Year for each Extension Period shall be adjusted in accordance with Section 5. RENT ADJUSTMENT in this Lease.

SECTION 6. TAXES AND SECTION 7. MAINTENANCE OF COMMON AREAS AND FACILITIES:
Notwithstanding anything to the contrary contained herein, Tenant shall pay to Landlord its proportionate share of Real Estate Taxes and Common Area Costs during the term hereof, based on Landlord's estimate. The 1996 estimated Real Estate Taxes and Common Area Maintenance charges are $1.30 per rentable square foot, which amount may change in accordance with the terms of this Lease. Controllable items of the Common Area Maintenance charges shall not increase by more than four percent (4%) per year on a cumulative basis during the lease term.

PARKING: Tenant shall be entitled to its pro rata share of parking spaces at the property, which is thirty six (36) parking spaces. In the event that reserved parking spaces are provided for any future tenant, Tenant shall receive its proportionate share of reserved parking spaces. Landlord also reserves the right to designate certain parking spaces for the specific use of the Tenant.

                           [SIGNATURE PAGE TO FOLLOW]

It is mutually understood and agreed that this Addendum is incorporated within this Lease and shall be considered a part of the Lease for the above mentioned premises.


WITNESS:                            LANDLORD:
                                    CONFEDERATION LIFE INSURANCE
                                    COMPANY (U.S.) IN REHABILITATION,
                                    a rehabilitation estate created pursuant to the laws of the State of Michigan



/s/ JANET D. MCGAN                  By: /s/ P. CONRAD NELSON
----------------------                  -------------------------------
                                        Name:   P. Conrad Nelson
                                        Title:  Manager, Real Estate


                                    By: /s/ JOSEPH S. WRAY, III
----------------------                  -------------------------------
                                        Name:   Joseph S. Wray, III
                                        Title:  Director, Real Estate


                                        (CORPORATE SEAL)


WITNESS:                            TENANT:  STRAYER COLLEGE, INC.,
                                             a Maryland Corporation


/s/ J. EIGHNEY-CABATER              By: /s/ RON K. BAILEY           (SEAL)
----------------------                 -----------------------------
                                        Ron K. Bailey, President